Trade and other receivables	12 Months Ended
Dec. 31, 2018
Trade and other receivables [abstract]
Disclosure of trade and other receivables [text block]

15 Trade and other receivables

	At 31 December
(in USD million)	2018	2017

Trade receivables from contracts with customers	6,267	7,649
Other current receivables	1,800	427
Joint venture receivables	390	478
Receivables from equity accounted associated companies and other related parties	31	6

Total financial trade and other receivables	8,488	8,560
Non-financial trade and other receivables	510	865

Trade and other receivables	8,998	9,425

Trade receivables from contracts with customers are shown net of an immaterial provision for expected losses.

For more information about the credit quality of Equinor's counterparties, see note 5 Financial risk management. For currency sensitivities, see note 26 Financial instruments: fair value measurement and sensitivity analysis of market risk.